Supplement dated July 26, 2024
to the Prospectus and Summary Prospectus of the following funds
(each, a Fund, and collectively, the Funds):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - High Yield Bond Fund	5/1/2024
Columbia Variable Portfolio - Income Opportunities Fund	5/1/2024
Brian Lavin has announced his decision to retire as Senior Portfolio Manager and Head of U.S. High Yield, Co-Head Global High Yield, effective March 2025. At that time, Mr. Lavin will cease to serve as Lead Portfolio Manager of the Funds.
Effective on August 1, 2024 (the Effective Date), the following changes are hereby made to each Fund's Prospectus and Summary Prospectus.
On the Effective Date, the information under the subsection “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby amended to add the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Spencer Sutcliffe	Portfolio Manager and Senior Analyst	Portfolio Manager	August 2024
The rest of the section remains the same.
On the Effective Date, the portfolio manager information under the heading “Primary Service Provider Contracts - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby amended to add the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Spencer Sutcliffe	Portfolio Manager and Senior Analyst	Portfolio Manager	August 2024
Mr. Sutcliffe joined one of the Columbia Management legacy firms or acquired business lines in 2010. Mr. Sutcliffe began his investment career in 2001 and earned a B.B.A. from Marshall University and an M.B.A. from Butler University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7010-0002_(07/24)